SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date  of  Report  (Date  of  earliest  event  reported)        April  23,  2004
                                                            -------------------


                              TAYLOR MADISON CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


             Florida                  0-15034                 01-0656115
-------------------------------------------------------------------------------
(State  or  other  jurisdiction   (Commission  File       (IRS Employer
 or  incorporation)                     Number)            Identification  No.)


          2875 N.E. 191st Street, Penthouse 2, Aventura, Florida  33180
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's  telephone  number,  including  area  code          (305)  692-3732
                                                                 ---------------


                               Nimbus Group, Inc.
                               ------------------
     (Former  name  or  former  address,  if  changed  since  last  report)


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ITEM 5.  Other Events and Required FD Disclosure.

     On April 23, 2004, Taylor Madison Corp. (the "Company") received a letter from the American Stock Exchange ("Exchange") confirming the Exchange's intention to proceed with the filing of an application with the Securities and Exchange Commission ("SEC") to strike the common stock of the Company from listing and registration on the Exchange.

     The notice from the Exchange indicates that the Exchange has determined that the Company does not meet the following continued listing standards under the AMEX Company Guide: Section 120 which requires issuers to conduct an appropriate review of all related transactions on an on-going basis and shall utilize the issuer's audit committee or a comparable body of the board of directors for review of potential conflict of interest situations; Section 121,
Section 121(2)(a) and Section 121(B)(a)(iii) which require that each listed issuer must have a sufficient number of independent directors on its board of directors to perform audit committee functions; Section 921 which requires prompt notification to the Exchange of any changes of officers or directors;
Section 1003(a)(i) in that the Company has reported net losses for the past three fiscal years; Section 1003(a)(iv) in that the Company has sustained losses which are so substantial in relation to its overall operations so that in the opinion of the Exchange, it appears questionable whether the Company will be able to continue operations and/or meet obligations as they mature; Section 1003(c)(i) relating to the discontinuation of a substantial portion of the Company's operations; Section 1003(d) which requires issuers to submit listing applications to the Exchange prior to issuing securities; and Section 1003(f)(iii) which prohibits issuers from engaging in operations, which in the opinion of the Exchange, are contrary to public interest.

     The Company has appealed the Exchange determination and requested a hearing before a committee of the Exchange. As of the date hereof, no date has been set for such hearing. There can be no assurance that the Company's request for continued listing will be granted.

ITEM  7.  Exhibits.

Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1            Press Rlease

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TAYLOR  MADISON  CORP.


                                By:  /s/  Lucien  Lallouz
                                     -------------------------------------------
                                     Lucien  Lallouz,  Chief  Executive  Officer


DATED:  April  29,  2004

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Exhibit 99.1

                    TAYLOR MADISON APPEALS NOTICE FROM AMEX

     Aventura, FL, April 30, 2004, Taylor Madison Corp. (the "Company") (AMEX:TMZ) announced today it has appealed an American Stock Exchange ("Exchange") notice it received on April 23, 2004, confirming the Exchange's intention to proceed with the filing of an application with the Securities and Exchange Commission ("SEC") to strike the common stock of the Company from listing and registration on the Exchange which would require the Company to list and register its shares on an alternative trading exchange.

The notice from the Exchange indicates that the Exchange has determined that the Company does not meet the following continued listing standards under the AMEX Company Guide: Section 120 which requires issuers to conduct an appropriate review of all related transactions on an on-going basis and shall utilize the issuer's audit committee or a comparable body of the board of directors for review of potential conflict of interest situations; Section 121, Section 121(2)(a) and Section 121(B)(a)(iii) which require that each listed issuer must have a sufficient number of independent directors on its board of directors to perform audit committee functions; Section 921 which requires prompt notification to the Exchange of any changes of officers or directors; Section 1003(a)(i) in that the Company has reported net losses for the past three fiscal years; Section 1003(a)(iv) in that the Company has sustained losses which are so substantial in relation to its overall operations so that in the opinion of the Exchange, it appears questionable whether the Company will be able to continue operations and/or meet obligations as they mature; Section 1003(c)(i) relating to the discontinuation of a substantial portion of the Company's operations;
Section 1003(d) which requires issuers to submit listing applications to the Exchange prior to issuing securities; and Section 1003(f)(iii) which prohibits issuers from engaging in operations, which in the opinion of the Exchange, are contrary to public interest.

The Company has appealed the Exchange determination and requested a hearing before a committee of the Exchange. As of the date hereof, no date has been set for such hearing. The Company intends to devote all of its efforts to maintain its Amex listing. There can be no assurance that the Company's request for continued listing will be granted.

ABOUT  TAYLOR  MADISON

Taylor Madison Corp. is engaged in the creation, design, manufacture (through sub-contractors), distribution and sale of prestige fragrances, cosmetics, cosmeceuticals and beauty-related products, marketed primarily through specialty distributors worldwide. The Company currently licenses and markets brands such as Cara Mia(TM) total skin care system and Major League Baseball Properties' MLB(R) brand.

SAFE HARBOR STATEMENT

This  press  release contains "forward-looking statements" within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements concerning the company's outlook for 2004 and beyond, the company's expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Although we believe that the expectations reflected in forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking statements in this press release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For information about risk factors relevant to the company, please see the company's filings with the Securities and Exchange Commission. The Company does not intend and disclaims any duty or obligation to update or revise any industry information or forward-looking statements set forth in this report, to reflect new information, future events or otherwise.

Contact: irinfo@taylormadison.com, (305)692-3732
         ------------------------

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